Acquisitions and Divestments	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions and Divestments

16 Acquisitions and Divestments

2013

There were no significant acquisitions and divestments in 2013.

2012

In April 2012, the Company acquired Catena, an electronic design and IP company. The purchase price consideration of $20 million, including the issuance of 599,000 treasury shares with a fair value of $14 million was allocated to goodwill of $11 million, other intangible assets with an amortization period of five years of $9 million, assets acquired of $7 million and liabilities assumed of $7 million. The goodwill is not deductible for income tax purposes.

The results of Catena are consolidated in the Automotive operating segment that is part of the reportable segment HPMS.

On July 19, 2012, we sold the High Speed Data Converter business (a product line of the High Performance Mixed Signal segment) to Integrated Device Technology (IDT) for $31 million. The gain on the sale of $19 million is included in other income (expense).

On January 4, 2012, Trident Microsystems, Inc., in which we held a 60% shareholding after the sale in 2010 of our digital television and set-top-box business line, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and was subsequently delisted from the NASDAQ. An initial distribution to shareholders took place on December 21, 2012. In view of the aforementioned distribution, NXP B.V. returned its shares in Trident. See Note 18 “Investments in Equity Accounted Investees” for an additional discussion of Trident.

2011

On July 4, 2011, we sold our Sound Solutions business to Knowles Electronics, LLC, an affiliate of Dover Corporation for $855 million in cash. See Note 17 “Discontinued Operations” for additional information.